SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2011

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 17, 2011, A. O. Smith Corporation (the “Company”) issued a news release that it and Regal Beloit Corporation (“RBC”) have reached a final agreement with the Antitrust Division of the United States Department of Justice in connection with the government’s approval of the Company’s sale of its electric motor business to RBC. Subject to receipt of final court approval, the Company anticipates closing the transaction on or about August 22, 2011.

A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is being filed herewith:

(99.1) News Release of A. O. Smith Corporation, dated August 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: August 18, 2011	By:	/s/ James F. Stern
James F. Stern Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated August 17, 2011

Exhibit Number	Description

99.1	News Release of A. O. Smith Corporation, dated August 17, 2011

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